Exhibit 10.6

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF007592

DATE: JUNE 28, 2012

BENEFICIARY:

DAZ3-STAPLEY, LLC

C/O THE DESCO GROUP, INC.

25 N. BRENTWOOD BLVD

ST. LOUIS, MISSOURI 63105

APPLICANT:

ULTHERA, INC.

2150 SOUTH COUNTRY CLUB DRIVE, SUITE 21

MESA, AZ 85210

AMOUNT: US$350,000.00 (U.S. DOLLARS THREE HUNDRED FIFTY THOUSAND EXACTLY)

EXPIRATION DATE: JUNE 28, 2013

LOCATION: SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF007592 IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “A” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

2. SIGHT DRAFTS DRAWN ON US.

3. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING THE FOLLOWING:

“AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY ULTHERA, INC. AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND BENEFICIARY, AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE.”

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

PROVIDED THAT YOU HAVE NOT PROVIDED US WITH WRITTEN NOTICE OF APPLICANT’S DEFAULT, WHICH MUST BE RECEIVED BY US AT SILICON VALLEY BANK, GLOBAL TRADE FINANCE, MAIL SORT HF210, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTERS OF CREDIT, MENTIONING THE ABOVE REFERENCED LETTER OF CREDIT, ON OR BEFORE TEN (10) DAYS PRIOR TO THE EFFECTIVE DATE OF ANY REDUCTION, AS SET FORTH BELOW, THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY DECREASED WITHOUT AMENDMENT(S) TO THE “NEW AVAILABLE

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3003 Tasman Drive Santa Clara, California 95054 PHONE 408.654.7400 svb.com

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF007592

DATE: JUNE 28, 2012

AMOUNT” ON THE FOLLOWING “EFFECTIVE DATE” INDICATED BELOW. HOWEVER, IF THE OUTSTANDING AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT IS LESS THAN THE “NEW AVAILABLE AMOUNT” TO BE EFFECTIVE ON SUCH “EFFECTIVE DATE”, THEN NO REDUCTION WILL BE MADE ON SUCH “EFFECTIVE DATE”.

EFFECTIVE DATE	NEW AVAILABLE AMOUNT
AUGUST 1, 2014	$250,000.00
AUGUST 1, 2015	$150,000.00
AUGUST 1, 2016	$50,000.00

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL ONE YEAR PERIODS WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. DELIVERY OF NOTICE NOT TO EXTEND SHALL, IN AND OF ITSELF, BE DEEMED AN EVENT OF DEFAULT WHICH ENTITLES YOU TO IMMEDIATELY DRAW UPON THIS LETTER OF CREDIT UP TO THE FULL AVAILABLE AMOUNT. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JULY 31, 2017.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

DOCUMENTS MUST BE FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA CA 95054, ATTN: GLOBAL TRADE FINANCE - STANDBY LETTERS OF CREDIT.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

SILICON VALLEY BANK,

/s/ John M. Dossantos	/s/ Sivaram Eswaran
AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE
John M. Dossantos	Sivaram Eswaran

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3003 Tasman Drive Santa Clara, California 95054 PHONE 408.654.7400 svb.com

EXHIBIT “A”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF                                          US $

US DOLLARS

DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO.                      DATED

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

(BENEFICIARY’S NAME)

Authorized Signature

GUIDELINES TO PREPARE THE DRAFT

1.	DATE: ISSUANCE DATE OF DRAFT.

2.	REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.

3.	PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).

4.	US $: AMOUNT OF DRAWING IN FIGURES.

5.	US DOLLARS: AMOUNT OF DRAWING IN WORDS.

6.	LETTER OF CREDIT NUMBER: SILICON VALLEY BANK’S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.

7.	DATED: ISSUANCE DATE OF THE STANDBY L/C.

8.	BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.

9.	AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AT 408-654-6274 (JOHN DOSSANTOS), 408-654-7127 (ENRICO NICOLAS), 408-654-7716 (LINDA WU), 408-654-3035 (EVELIO BARAIRO), OR 408-654-5545 (SIVARAM ESWARAN).